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                                                                  EXECUTION COPY

                                                                   Exhibit 10.20

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
                              50 ROCKEFELLER PLAZA
                               NEW YORK, NY 10020

                            SELECTED DEALER AGREEMENT

                                 March 27, 2006

Ameriprise Financial Services, Inc.
570 Ameriprise Financial Center
Minneapolis, MN  55474

Ladies and Gentlemen:

      Corporate Property Associates 16 - Global Incorporated, a Maryland corporation (the "Company"), hereby confirms its agreement with Ameriprise Financial Services, Inc. ("Ameriprise") as follows:

      1. Introduction. This Selected Dealer Agreement (the "Agreement") sets forth the understandings and agreements between the Company and Ameriprise whereby Ameriprise will offer and sell on a best efforts basis for the account and risk of the Company up to 95,000,000 shares of common stock (the "Common Stock"), par value $0.001 per share (each a "Share," and collectively, the "Shares"), of the Company registered on Form S-11 at $10 per share (subject to certain volume discounts) (the "Offering"), of which 40,000,000 shares are being offered pursuant to the Company's 2003 Distribution Reinvestment and Stock Purchase Plan (the "DRIP"). The Shares are more fully described in the Registration Statement referred to below.

      Ameriprise is hereby invited to act as a Selected Dealer for the Offering, subject to the other terms and conditions set forth below. Upon execution of this Agreement, Ameriprise agrees to be bound by the terms and conditions of the Sales Agency Agreement between Carey Financial LLC, as Sales Agent (the "Sales Agent") and the Company (the "Sales Agency Agreement") (to the extent such terms apply to Ameriprise and do not conflict with the terms of this Agreement), a copy of which is attached hereto as Exhibit A and of which this Selected Dealer Agreement is a part.

      2. Representations and Warranties of the Company, the Sales Agent, Carey Asset Management Corp. (the "Advisor") and W.P. Carey & Co. LLC.

      The Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC, as applicable, jointly and severally represent, warrant and covenant with Ameriprise for Ameriprise's benefit that, as of the date hereof and at all times during the term of this Agreement:

      (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (File No. 333-119265), containing a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act") and the regulations thereunder (the "Regulations"), and will prepare and file with the Commission any amendments to the registration statement necessary for the registration statement to become effective, including an amended preliminary prospectus. The registration statement, as amended, and the amended prospectus on file with the Commission at the time the registration statement became effective (including financial statements, exhibits and all other

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documents related thereto filed as a part thereof or incorporated therein), and any registration statement filed under Rule 462(b) of the Securities Act, are herein called the "Registration Statement" and the "Prospectus," respectively, except that if the Registration Statement is amended by a post-effective amendment, the term "Registration Statement" shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term "Prospectus" shall refer to the Prospectus as so amended, and if the Prospectus filed by the Company pursuant to Rule 424(b) or 424(c) of the Regulations shall differ from the Prospectus on file at the time the Registration Statement or any post-effective amendment shall become effective, the term "Prospectus" shall refer to the Prospectus filed pursuant to either of such Rules from and after the date on which it shall have been filed with the Commission. Further, if a separate prospectus is filed and becomes effective with respect solely to the DRIP (a "DRIP Prospectus"), the term "Prospectus" shall refer to such DRIP Prospectus from and after the declaration of effectiveness of such DRIP Prospectus.

      (b) Compliance with the Securities Act. The Registration Statement has been prepared and filed by the Company and has been declared effective by the Commission. Neither the Commission nor any state securities authority has issued any order preventing or suspending the use of any Prospectus or preliminary prospectus filed with the Registration Statement or any amendments thereto and no proceedings for that purpose have been instituted, or to the Company's knowledge, are threatened or contemplated by the Commission or by the states securities authorities. At the time the Registration Statement became effective (the "Effective Date") and at the time that any post-effective amendments thereto or any additional registration statement filed under Rule 462(b) of the Securities Act becomes effective, the Registration Statement or any amendment thereto (1) complied, or will comply, as to form in all material respects with the requirements of the Securities Act and the Regulations and (2) did not or will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) or 424(c) of the Regulations and at all times subsequent thereto through the date on which the Offering is terminated ("Termination Date"), the Prospectus (as amended or as supplemented) will comply in all material respects with the requirements of the Securities Act and the Regulations, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus delivered to Ameriprise was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (c) The Company. The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it is engaged as described in the Prospectus, including without limitation to acquire properties as more fully described in the Prospectus, including land and buildings, as well as properties upon which properties are to be constructed for the Company or to be owned by the Company (the "Properties") or make loans, or other permitted investments as referred to in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing could not have, individually or in the aggregate, a material adverse effect on the financial condition, stockholders' equity, results of operation, business affairs or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

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      (d) The Shares. The Shares, when issued, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any shareholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken. All shares of the Company's issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company.

      (e) Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Shares." Except as disclosed in the
Prospectus: no shares of Common Stock are to be reserved for any purpose; there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company.

      (f) Violations. None of the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC is (i) in violation of its charter or bylaws, its partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be; (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC is a party or by which any of them may be bound or to which any of the respective properties or assets of the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC is subject (collectively, "Agreements and Instruments"); or (iii) any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its property, except in the case of clauses (ii) and (iii), where such conflict, breach, violation or default would not reasonably be expected to have individually or in the aggregate, a Material Adverse Effect; and the execution, delivery and performance by the Company and the Advisor of this Agreement, the Sales Agency Agreement, the Selected Dealer Agreements between the Company, the Sales Agent and, with the exception of Ameriprise, each of the selected dealers soliciting subscriptions for shares of the Company's common stock pursuant to the Offering (collectively, the "Selected Dealer Agreements") and the Advisory Agreement between the Company and the Advisor (the "Advisory Agreement"), and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Advisor with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC pursuant to, any Agreement or Instrument, except for such conflicts, breaches or defaults or liens, charges or encumbrances that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws of the Company, and of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC or any applicable law, rule, regulation, or governmental or court judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its property. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase,

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redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary of the Company the Sales Agent, the Advisor or W.P. Carey & Co. LLC or any of their respective subsidiaries.

      (g) Financial Statements. The financial statements of the Company, including the schedules and notes thereto, filed as part of the Registration Statement and those included in the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the date indicated and the results of its operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and comply with the requirements of Regulation S-X promulgated by the Commission; and PricewaterhouseCoopers LLP, whose report is filed with the Commission as a part of the Registration Statement, are, with respect to the Company and any affiliates thereto, independent accountants as required by the Securities Act and the Regulations and have been registered with the Public Company Accounting Oversight Board. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, and have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

      (h) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (a) there has not been any material adverse change in the condition (financial or otherwise) of the Company or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (b) there have not been any material transactions entered into by the Company except in the ordinary course of business, (c) there has not been any material increase in the long-term indebtedness of the Company and (d) except for regular dividends on the Company's common stock, there has been no distribution of any kind declared, paid or made by the Company on any class of its capital stock.

      (i) Investment Company Act. The Company is not, will not become by virtue of the transactions contemplated by this Agreement and the application of the net proceeds therefrom, and does not intend to conduct its business so as to be, an "investment company" as that term is defined in the Investment Company Act of 1940, as amended and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an "investment company" within the meaning of the Investment Company Act of 1940.

      (j) Authorization of Agreements. This Agreement, the Sales Agency Agreement, the Selected Dealer Agreements and the Advisory Agreement between the Company and the Advisor have been duly and validly authorized, executed and delivered by the Company, the Sales Agent and the Advisor, as applicable, and constitute valid, binding and enforceable agreements of the Company, the Sales Agent and the Advisor, as applicable.

      (k) The Advisor. The Advisor is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Prospectus, and is or will be qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which it is doing business as such, as described in the Prospectus, which (i) requires such qualification to enable the Advisor to conduct the business in which it

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is engaged or proposes to engage as described in the Prospectus, or (ii) may require such qualification and the failure to so qualify might result in material adverse consequences to the Advisor or the Company.

      (l) The Sales Agent. The Sales Agent has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Prospectus. The Sales Agent is a member of the NASD and is subject to the supervision and examination of the Commission.

      (m) Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.

      (n) Qualification as a Real Estate Investment Trust. The Company intends to satisfy the requirements of the Internal Revenue Code of 1986 as amended (the "Code") for qualification of the Company as a real estate investment trust. Commencing with the taxable year ending December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and its proposed method of operation as described in the Registration Statement and the Prospectus will enable it to continue to meet the requirements for qualification as a real estate investment trust under the Code.

      (o) Gramm-Leach-Bliley Act and USA Patriot Act. The Company complies with the applicable privacy provision of the Gramm-Leach-Bliley Act and the applicable provisions of the USA Patriot Act, in all material respects.

      (p) Sales Material. All advertising and supplemental sales literature prepared or approved by the Company or any of its affiliates (whether designated solely for broker-dealer use or otherwise) to be used or delivered by the Company or any of its affiliates or Ameriprise in connection with the offering of the Shares will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made and in conjunction with the Prospectus delivered therewith, not misleading. Furthermore, all such advertising and supplemental sales literature used by Ameriprise will have received all required regulatory approval, which may include but is not limited to, the Commission, the NASD and state securities agencies, as applicable, prior to use by Ameriprise.

      (q) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder of such Subsidiary. The only subsidiaries of the Company as of the date of the Registration Statement or the most recent amendment to the Registration Statement, as applicable, are the subsidiaries listed on Exhibit 21 to the Registration Statement or such amendment to the Registration Statement.

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      (r) No Pending Action. Except as disclosed in the Registration Statement, there is no action, suit or proceeding pending, or, to the knowledge of the Company, threatened or contemplated before or by any arbitrator, court or other government body, domestic or foreign, against or affecting the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement; the aggregate of all pending legal or governmental proceedings to which the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect or would reasonably be expected to materially adversely affect other properties or assets of the Company, any of its subsidiaries, the Sales Agent, the Advisor or W.P. Carey & Co. LLC.

      (s) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

      (t) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the Sales Agency Agreement, the Selected Dealer Agreements and the Advisory Agreement, in connection with the offering, issuance or sale of the Shares or the consummation of the other transactions contemplated by this Agreement, the Sales Agency Agreement, the Selected Dealer Agreements and the Advisory Agreement, except such as have been already made or obtained under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as may be required under state securities laws.

      (u) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such Governmental Licenses, the failure of which to possess, would not reasonably be expected to have a Material Adverse Effect, and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

      (v) Partnership Agreements. Each of the partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar agreements) and, if applicable, joint venture agreements to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company or the relevant subsidiary, as the case may be, and constitutes the

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valid and binding agreement of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (A) the effect of bankruptcy, insolvency or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) the effect of general principles of equity, and the execution, delivery and performance of such agreements did not, at the time of execution and delivery, and does not constitute a breach of or default under the charter or bylaws, partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be, of the Company or any of its subsidiaries or any of the Agreements and Instruments or any law, administrative regulation or administrative or court order or decree.

      (w) Properties. Except as otherwise disclosed in the Prospectus: (i) the Company and its subsidiaries have good and insurable or good, valid and insurable title (either in fee simple or pursuant to a valid leasehold interest) to all properties and assets described in the Prospectus as being owned or leased, as the case may be, by them and to all properties reflected in the Company's most recent consolidated financial statements included in the Prospectus, and neither the Company nor any of its subsidiaries has received notice of any claim that has been or may be asserted by anyone adverse to the rights of the Company or any subsidiary with respect to any such properties or assets (or any such lease) or affecting or questioning the rights of the Company or any such subsidiary to the continued ownership, lease, possession or occupancy of such property or assets, except for such claims that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) except as disclosed in the Registration Statement or the Prospectus, there are no liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of the Company or any of its subsidiaries which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iii) no person or entity, including, without limitation, any tenant under any of the leases pursuant to which the Company or any of its subsidiaries leases (as lessor) any of its properties (whether directly or indirectly through other partnerships, limited liability companies, business trusts, joint ventures or otherwise) has an option or right of first refusal or any other right to purchase any of such properties, except for such options, rights of first refusal or other rights to purchase which, individually or in the aggregate, are not material with respect to the Company and its subsidiaries considered as one enterprise; (iv) to the Company's knowledge, each of the properties of the Company or any of its subsidiaries has access to public rights of way, either directly or through insured easements, except where the failure to have such access would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (v) to the Company's knowledge, each of the properties of the Company or any of its subsidiaries is served by all public utilities necessary for the current operations on such property in sufficient quantities for such operations, except where the failure to have such public utilities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vi) to the knowledge of the Company, each of the properties of the Company or any of its subsidiaries complies with all applicable codes and zoning and subdivision laws and regulations, except for such failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(vii) all of the leases under which the Company or any of its subsidiaries holds or uses any real property or improvements or any equipment relating to such real property or improvements are in full force and effect, except where the failure to be in full force and effect could not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries is in default in the payment of any amounts due under any such leases or in any other default thereunder and the Company knows of no event which, with the passage of time or the giving of notice or both, could constitute a default under any such lease, except such defaults that could not, individually or in the aggregate, have a Material Adverse Effect; (viii) to the knowledge of the Company, there is no pending or threatened condemnation, zoning change, or other proceeding or action that could in any manner affect the size of, use of, improvements on, construction on or access to the properties of the Company or any of its subsidiaries, except such proceedings or actions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (ix) neither the Company nor any of its

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subsidiaries nor any lessee of any of the real property or improvements of the
Company or any of its subsidiaries is in default in the payment of any amounts due or in any other default under any of the leases pursuant to which the Company or any of its subsidiaries leases (as lessor) any of its real property or improvements (whether directly or indirectly through partnerships, limited liability companies, joint ventures or otherwise), and the Company knows of no event which, with the passage of time or the giving of notice or both, would constitute such a default under any of such leases, except such defaults as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (x) Insurance. The Company's subsidiaries have title insurance on all U.S. real property and improvements described in the Prospectus as being owned or leased under a ground lease, as the case may be, by the Company's subsidiaries and to all U.S. real property and improvements reflected in the Company's most recent consolidated financial statements included in the Prospectus in an amount at least equal to the original purchase price paid to the sellers of the property and the Company's subsidiaries are entitled to all benefits of the insured thereunder. With respect to all non-U.S. real property described in the Prospectus as being owned or leased by the Company's subsidiaries, each such subsidiary has received a title opinion or title certificate or other customary evidence of title assurance, as appropriate for the respective jurisdiction, showing good and indefeasible title to such properties in fee simple or valid leasehold estate or its respective equivalent, as the case may be, vested in the applicable subsidiary. Each property is insured by extended coverage hazard and casualty insurance in amounts and on such terms as are customarily carried by lessors of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company's and subsidiaries' respective properties are located), and either the tenant or the Company and its subsidiaries carry comprehensive general liability insurance and such other insurance as is customarily carried by lessors of properties similar to those owned by the Company and its subsidiaries in amounts and on such terms as are customarily carried by lessors of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company's and its subsidiaries' respective properties are located) and the Company or one of its subsidiaries is named as an additional insured on all policies (except workers' compensation) required under the leases for such properties.

      (y) Environmental Matters. Except as otherwise disclosed in the
Prospectus: (i) all real property and improvements owned or leased by the Company or any of its subsidiaries, including, without limitation, the Environment (as defined below) associated with such real property and improvements, is free of any Contaminant (as defined below) in violation of applicable Environmental Laws(as defined below) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company, nor any of its subsidiaries has caused or suffered to exist or occur any Release (as defined below) of any Contaminant into the Environment in violation of any applicable Environmental Law that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or could result in any violation of any applicable Environmental Laws except for such violations that could not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company nor any of its subsidiaries is aware of any notice from any governmental body claiming any violation of any Environmental Laws or requiring or calling for any work, repairs, construction, alterations, removal or remedial action or installation by the Company or any of its subsidiaries on or in connection with such real property or improvements, whether in connection with the presence of asbestos-containing materials or mold in such properties or otherwise, except for such violations, work, repairs, construction, alterations, removal or remedial actions or installations as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor is the Company aware of any information which may serve as the basis for any such notice that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) neither the Company nor any of its subsidiaries has caused or suffered to exist or occur any environmental condition on any of the properties or improvements of the Company or any of its subsidiaries that would reasonably be expected to give rise to the imposition of any Lien (as defined below) under any Environmental Laws, except such

Liens which, individually or in the aggregate, could not have a Material Adverse Effect; and (v) to the Company's knowledge, no real property or improvements owned or leased by the Company or any of its subsidiaries is being used or has been used for manufacturing or for any other operations that involve or involved the use, handling, transportation, storage, treatment or disposal of any Contaminant, where such operations require or required permits or are or were otherwise regulated pursuant to the Environmental Laws and where such permits have not been or were not obtained or such regulations are not being or were not complied with, except in all instances where any failure to obtain a permit or comply with any regulation could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. "Contaminant" means any pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, lead, pesticides or regulated radioactive materials or any constituent of any such substance or waste, as identified or regulated under any Environmental Law. "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Clean Air Act, 42 U.S.C. 7401, et seq., the Clean Water Act, 33 U.S.C. 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., the Occupational Safety and Health Act, 29 U.S.C. 651, et seq., and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits, which are directed at the protection of human health or the Environment. "Environment" means any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient air. "Lien" means any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on any asset. "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Contaminant into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks or other receptacles containing or previously containing any Contaminant or any release, emission or discharge as those terms are defined or used in any applicable Environmental Law.

      (z) Registration Rights. There are no persons, other than the Company, with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, or included in the offering contemplated hereby.

      (aa) Finders' Fees. Neither the Company nor any affiliate thereof has received or is entitled to receive, directly or indirectly, a finder's fee or similar fee from any person other than that as described in the Prospectus in connection with the acquisition, or the commitment for the acquisition, of the Properties by the Company.

      (bb) Taxes. The Company and each of its subsidiaries has filed all material federal, state and foreign income tax returns which have been required to be filed on or before the due date (taking into account all extensions of time to file), and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company and each of its subsidiaries to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith and except for such taxes and assessments the failure of which to pay would not reasonably be expected to have a Material Adverse Effect.

      (cc) Trademarks. Any required consent and authorization has been obtained for the use of any trademark or service mark in any sales literature or advertising delivered by the Company to Ameriprise or approved by the Company for use by Ameriprise and, to the Company's knowledge, its use does not constitute the unlicensed use of intellectual property.

      (dd) No Fiduciary Duty. The Company acknowledges and agrees that Ameriprise is acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of the Shares (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, Ameriprise is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Ameriprise shall have no responsibility or liability to the Company with respect thereto. Any review by Ameriprise of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Ameriprise and shall not be on behalf of the Company.

      3. Sales of Shares. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints Ameriprise as a Selected Dealer for the Shares during the period (the "Effective Term") from the date hereof to the Termination Date, including the Shares pursuant to the DRIP, each in the manner described in the Registration Statement. Subject to the performance by the Company of all obligations to be performed by it hereunder and the completeness and accuracy of all of its representations and warranties, Ameriprise agrees to use its best efforts, during the term of this Agreement, to offer and sell such number of Shares as contemplated by this Agreement at the price stated in the Prospectus.

      (a) Purchase of Shares. The purchase of Shares must be made during the offering period described in the Prospectus, or after such offering period in the case of purchases made pursuant to the DRIP (each such purchase hereinafter defined as an "Order"). Persons desiring to purchase Shares are required to (i) deliver to Ameriprise a check in the amount of $10 per Share purchased (subject to certain volume discounts or other discounts as described in the Prospectus, or such other per share price as may be applicable pursuant to the DRIP) payable to Ameriprise, or (ii) authorize a debit of such amount to the account such purchaser maintains with Ameriprise. An order form in the form attached to the Prospectus (each an "Order Form") must be completed and submitted to the Company for all investors. On a daily basis, Ameriprise will transfer, via Federal Reserve bank wire, the total amount debited from investor accounts for the purchase of Shares along with a list including the name, address and telephone number of, the social security number or taxpayer identification number of, the brokerage account number of (if applicable), the number of Shares purchased by, any election to participate in the DRIP by, and the total dollar amount of investment by, each investor on whose behalf checks are submitted or the wire transfer is made. Ameriprise also will forward all Order Forms received by Ameriprise to the Company by the third business day following their receipt in good order by Ameriprise. Ameriprise shall use its best efforts to wire such funds or transmit checks to Deutsche Bank Trust Company Americas, as escrow agent (the "Escrow Agent") not later than noon of the next business day after receipt by Ameriprise from its customer of each order except that, in any case in which Ameriprise maintains a branch office, and, pursuant to Ameriprise's internal supervisory procedures, final internal supervisory review is conducted at a different location, the branch office shall transmit the offering price for the Shares and the Order Forms to the Ameriprise office conducting such internal supervisory review by the close of business on the third business day following their receipt by the branch office in good order and Ameriprise shall review the Order Forms to ensure their proper execution and form and, if they are acceptable, transmit the offering price for the Shares covered by the Order Forms to the Escrow Agent by the close of business on the third business day after their receipt by Ameriprise. Ameriprise will advise the Escrow Agent whether the funds Ameriprise is submitting are attributable to individual retirement accounts, Keogh plans, or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 or from some other type of investor. The parties acknowledge that any receipt by Ameriprise of payments for subscriptions for Shares shall be effected solely as an administrative convenience, and such receipt of payments shall not be deemed to constitute acceptance of orders to purchase Shares or sales of Shares by the Company.

      All Orders solicited by Ameriprise will be strictly subject to review and acceptance by the Company and the Company reserves the right in its absolute discretion to reject any Order or to accept or reject Orders in the order of their receipt by the Company or otherwise. Within 30 days of receipt of an Order, the Company must accept or reject such Order. If the Company elects to reject such Order, within 10 business days after such rejection, it will notify the purchaser of such fact and cause the return of such purchaser's funds submitted with such application and any interest earned thereon. If Ameriprise receives no notice of rejection within the foregoing time limits or if funds submitted by the purchaser are released from escrow to the Company within the foregoing time limits, the Order shall be deemed accepted. Ameriprise agrees to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each potential purchaser of Shares based on information provided by such purchaser regarding such purchaser's financial situation and investment objectives. Ameriprise agrees to maintain copies of the Orders received from investors.

      (b) Closing Dates and Delivery of Shares. In no event shall a sale of Shares to an investor be completed until at least five business days after the date the investor receives a copy of the Prospectus. On the date Shares are first issued to investors (such date being herein referred to as the "Initial Closing Date"), the Escrow Agent will at such time and place as instructed by Ameriprise and the Company (which instruction shall be subject to the satisfaction on such date of the conditions contained herein), deliver to the Company or its designee immediately available funds in an amount equal to the escrow funds maintained by the Company on deposit in the Escrow Account prior to the date designated by the Company. If, after the Initial Closing Date, additional sales of Shares are made, on each such date (each such date being referred to as an "Additional Closing Date") and at each such time and place as instructed by the Sales Agent and the Company (which instruction shall be subject to the satisfaction on each such date of the conditions contained herein), the Escrow Agent shall be required to deliver to the Company or its designee immediately available funds in an amount equal to the funds on deposit in the Escrow Account prior to the date specified by the Company. The Initial Closing Date and each Additional Closing Date are each herein referred to as a "Closing Date." Share issuance dates for purchases made pursuant to the DRIP will be as set forth in the DRIP.

      (c) Dealers. The portion of the Shares offered and sold under this Agreement shall be offered and sold only by Ameriprise, a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). The Company, the Sales Agent and the Advisor or an affiliate thereof agree to participate in Ameriprise's marketing efforts to the extent that Ameriprise may reasonably request and, without limiting the generality of the foregoing, agree to visit Ameriprise's offices as Ameriprise may reasonably request.

      (d) Compensation. In consideration for Ameriprise's execution of this Agreement, and for the performance of Ameriprise's obligations hereunder, the Company agrees to pay or cause to be paid to Ameriprise a selling commission (the "Selling Commission") of six and one-half percent ($0.65) of the price of each Share (except for Shares sold pursuant to the DRIP in which case the commission will be $0.50 per Share) sold by Ameriprise; provided, however, that Ameriprise's Selling Commission shall be reduced with respect to volume sales of Shares to single purchasers (as defined in the Prospectus). In the case of such volume sales to single purchasers, on orders of $250,000 or more Ameriprise's Selling Commission shall be reduced by the amount of the Share purchase price discount. In the case of such volume sales to single purchasers, Ameriprise's Selling Commission will be reduced for each incremental share purchase in the total volume ranges set forth in the table below. Such reduced share price will not affect the amount received by the Company for investment. The following table sets forth the reduced Share purchase price and Selling Commission payable to Ameriprise:

                                                                          SELLING COMMISSION PER SHARE
                                   PURCHASE PRICE PER SHARE FOR           ON TOTAL SALE FOR INCREMENTAL
VOLUME DISCOUNT RANGE FOR A        INCREMENTAL SHARE IN VOLUME            SHARE IN VOLUME DISCOUNT
SINGLE PURCHASER                   DISCOUNT RANGE                         RANGE

     $2,000 - $250,000                        $10.00                                  $0.65
   $250,001 - $500,000                        $ 9.85                                  $0.50
   $500,001 - $750,000                        $ 9.70                                  $0.35
 $750,001 - $1,000,000                        $ 9.60                                  $0.25
$1,000,001- $5,000,000                        $ 9.50                                  $0.15

      As an example, a single purchaser would receive 50,380.71 Shares rather than 50,000 Shares for his/her or its investment of $500,000 and the Selling Commission would be $28,940.36. On the first $250,000 of the investment there would be no discount and the purchaser would receive 25,000 Shares at $10 per share. On the remaining $250,000, the per share price would be $9.85 and the purchaser would receive 25,380.71 Shares.

      A refund will be made to the purchaser for any fractional Shares based on the public offering price if such refund is in excess of $1.00. In the foregoing example, $7.00 would be refunded for the fractional Share. Selling Commissions for purchases of more than $5,000,000 are negotiable but in no event will the proceeds to the Company be less than $9.35 per Share. Selling Commissions paid will in all cases be the same for the same level of sales.

      The Company will also re-allow to Ameriprise a dealer fee of up to two percent (2%) of the full price of each Share sold by Ameriprise (the "Dealer Fee"), if Ameriprise has executed an Addendum to this Selected Dealer Agreement related to the Dealer Fee; provided however, the Dealer Fee shall be reduced as necessary in order that the underwriting compensation to be paid to all parties in connection with the Offering does not exceed the limitations prescribed by the NASD. In this regard, each of the Company and Ameriprise acknowledges and agrees that the Offering shall be conducted in compliance with Sections 2710 and 2810 of the NASD regulations which prescribe limitations on the amount of organization and offering expenses that may be paid by the Company in connection with the Offering. Accordingly, if at any time during the term of the Offering, the Company determines in good faith that any payment to Ameriprise pursuant to this Agreement could result in a violation of the applicable NASD regulations, the Company shall promptly notify Ameriprise and the Company and Ameriprise agree to cooperate with each other to implement such measures as they determine are necessary to ensure continued compliance with the applicable regulations. Such measures may include, without limitation, a reduction in the amount of the Dealer Fee payable to Ameriprise. Until the parties mutually agree upon appropriate measures or until such time as the amount that may be paid without violation of such regulations is finally determined, the Company shall be entitled to withhold and defer payments to Ameriprise of such portions of the Dealer Fee and other compensation as the Company reasonably determines are necessary to permit continued compliance with applicable NASD regulations, but shall otherwise continue to pay to Ameriprise all amounts that are due and payable under this Agreement.

      For purposes of determining investors eligible for volume discounts, investments made by accounts with the same primary account holder, as determined by the account tax identification number, may be combined. This includes individual accounts and joint accounts that have the same primary holder as an individual account. Investments made through individual retirement accounts may also be combined with accounts that have the same tax identification number as the beneficiary of the individual retirement account. In the event Orders are combined, the commission payable with respect to the subsequent purchase of Shares will equal the commission per share which would have been payable in accordance with the table set forth above if all purchases had been made simultaneously. Any reduction of the six and one half percent Selling Commission otherwise payable to Ameriprise will be credited to the purchaser as additional Shares. Unless purchasers, or Ameriprise on behalf of purchasers, indicate that Orders are to be combined and provide all other requested information, the Company will not be held responsible for failing to combine Orders properly.

      To the extent Ameriprise is entitled to all or a portion of the 2% Dealer Fee, Ameriprise may elect to defer over time its receipt of the Dealer Fee to which it is entitled. In such event, the Dealer Fee to be reallowed will be paid to Ameriprise over a period of up to ten years (which period will be agreed upon by the Company and Ameriprise until the Dealer Fee payable to Ameriprise has been paid in full. Further, if listing of the Company's shares occurs on a national exchange or the Company's shares are included for quotation on NASDAQ, any remaining deferred portion of the Dealer Fee payable to Ameriprise will become immediately due and payable.

      No payment of commissions or the Dealer Fee will be made in respect of Orders (or portions thereof) which are rejected by the Company. Selling Commissions and the Dealer Fee will be paid on the next business day following each Closing Date with respect to Shares sold to purchasers whose Shares are issued on such Closing Date. Selling Commissions and the Dealer Fee will be payable only with respect to transactions lawful in the jurisdictions where they occur. Purchases of Shares by W. P. Carey & Co. LLC, the Company, Ameriprise or its or their respective affiliates or any of their respective directors, trustees, officers and employees shall be net of commissions.

      Notwithstanding the foregoing, Selling Commissions for all purchases made by an investor pursuant to the DRIP shall be five percent of the purchase price of each Share purchased pursuant to the DRIP. The Company shall not pay a Dealer Fee for Shares sold through the DRIP.

      The Company will pay to Ameriprise, the amount of any bona fide due diligence expense in the amount of up to one-half percent of the price of each Share sold by Ameriprise.

      The Company represents that neither it nor any of its affiliates have offered or sold any Shares pursuant to this Offering, other than directly to the Company's officers and directors and to registered investment advisers, and agrees that, through the Termination Date, the Company will not offer or sell any Shares otherwise than through the Sales Agent as provided in the Sales Agency Agreement, Ameriprise as herein provided, and the selected dealers other than Ameriprise as provided in the Selected Dealer Agreements, except to its officers and directors and to registered investment advisers.

      (e) Finders Fee. Neither the Company nor Ameriprise shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Shares; provided, however, that normal Selling Commissions payable to a registered broker-dealer or other properly licensed person for selling Shares shall not be prohibited hereby.

      4. Covenants. Each of the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC, jointly and severally, covenant and agree with Ameriprise that it will:

      (a) Commission Orders. Use its best efforts to cause the Registration Statement and any subsequent amendments thereto, to become effective as promptly as possible and to maintain the effectiveness of the Registration Statement, and will promptly notify Ameriprise and confirm the notice in writing if requested,
(i) when the Registration Statement and any post-effective amendment thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any jurisdiction of any stop order or of the initiation, or the threatening, of any proceedings for that purpose or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceedings for any of such purposes, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, (iv) of any request by the Commission for any amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional information relating thereto and (v) if the Registration Statement becomes unavailable for use in connection with the offering of the Shares for any reason. Each of the Company and the Sales Agent will use its reasonable best efforts to prevent the issuance by the Commission of a stop order or a suspension order and if the Commission shall enter a stop order or suspension order at any time, each of the Company and the Sales Agent will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. The Company shall not accept any order of Shares during the effectiveness of any stop order or during any period when the Registration Statement is otherwise unavailable for use in connection with the Offering for any reason.

      (b) Registration Statement. Deliver to Ameriprise without charge such number of copies of each preliminary prospectus filed with the Registration Statement and each amendment thereto, and as soon as the Registration Statement or any amendment or supplement thereto become effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as Ameriprise may reasonably request. The Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by Ameriprise both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

      (c) "Blue Sky" Qualifications. Endeavor in good faith, in cooperation with Ameriprise, at or prior to the time the Registration Statement becomes effective, to seek the approval of the Offering by the NASD, and to qualify the Shares for offering and sale under the securities laws of all 50 states and the District of Columbia, except in those jurisdictions Ameriprise may reasonably designate (the "Designated Jurisdictions"), provided, however, the Company shall not be obligated to subject itself to taxation as a party doing business in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless Ameriprise agrees that such action is not at the time necessary or advisable, file and make such statements or reports as are or may reasonably be required by the laws of such jurisdiction.

      (d) "Blue Sky" Memorandum. To furnish to Ameriprise, and Ameriprise may be allowed to rely upon, a Blue Sky Memorandum, prepared by Goodwin Procter LLP or other counsel reasonably acceptable to Ameriprise and the Company, naming the jurisdictions in which the Shares have been qualified for sale under the respective securities laws of such jurisdiction. In each jurisdiction where the Shares have been qualified, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

      (e) Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Securities Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company's counsel, to amend the Registration Statement or to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, or if it shall be necessary, in the opinion of the Company's counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements the Securities Act or the Regulations, the Company will forthwith notify an Ameriprise representative in the Ameriprise legal department, further, the Company shall prepare and furnish without expense to Ameriprise, a reasonable number of copies of an amendment or amendments of the Registration Statement or the Prospectus, or a supplement or supplements to the Prospectus which will amend or supplement the Registration Statement or Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the Registration Statement or the Prospectus comply with such requirements. Without limiting the generality of the foregoing, within 20 business days after the Company files a Quarterly Report on Form 10-Q, the Company agrees to file a supplement to the Prospectus which incorporates the financial and other information contained in such Quarterly Report (each, a "Periodic Prospectus Supplement"). In addition, in order to comply with Section 10(a)(3) of the Securities Act, the Company agrees to file a post-effective amendment to the Registration Statement each year to include the Company's audited financial statements and other information contained in the Company's Annual Report on Form 10-K for that fiscal year (each an "Annual Post-Effective Amendment"). The Annual Post-Effective Amendment will be filed no later than 16 months from the date of the last audited financials contained in the Registration Statement.

      (f) Delivery of Periodic Filings. The Company shall include with any prospectus or "investor kit" delivered to Ameriprise for distribution to potential investors in connection with the Offering a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and, if required, will make any required filing of such annual or quarterly report pursuant to the Securities Act or the Regulations.

      (g) Periodic Financial Information. On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Act or the Securities Exchange Act of 1934 ("Exchange Act") as required thereunder.

      (h) Audited Financial Information. On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Act or the Exchange Act as required thereunder.

      (i) Copies of Reports. During the period the Shares remain outstanding, Ameriprise will be furnished with the following:

            (i) as soon as practicable after they have been sent by the Company to the Shareholders or to any class of security holders of the Company or filed with the Commission, two copies of each annual and interim financial and each other report, application or document;

            (ii) as soon as practicable, two copies of every press release issued by the Company and every material news item and article in respect of the Company or its affairs released by the Company; and

            (iii) additional documents and information with respect to the Company and its affairs as Ameriprise may from time to time reasonably request.

      (j) Sales Material. The Company will deliver to Ameriprise from time to time, all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not so use or deliver, in connection with the Offering, any such material to Ameriprise's customers or registered representatives without Ameriprise's prior consent, which consent, in the case of material required by law, rule or regulation of any regulatory body including the NASD to be delivered, shall not be unreasonably withheld or delayed. For the avoidance of doubt, ordinary course communications with the Company's shareholders, including without limitation, the delivery of annual and quarterly reports and financial information, dividend notices, reports of net asset value and information regarding the tax treatment of distributions and similar matters shall not be considered advertising and supplemental sales material, unless the context otherwise requires.

      (k) Use of Proceeds. Apply the proceeds from the sale of Shares as set forth in the section of the Prospectus entitled "Estimated Use of Proceeds" and operate the business of the Company in accordance with the descriptions of its business set forth in the Prospectus.

      (l) Prospectus Delivery. In case Ameriprise is required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the Effective Date, upon Ameriprise's request, the Company will, at its expense, prepare and deliver to Ameriprise as many copies as Ameriprise may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act. The Company is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith.

      (m) Financial Statements. Make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company's fiscal quarter next following the Effective Date.

      (n) Compliance with Exchange Act. Comply with the requirements of the Exchange Act relating to the Company's obligation to file and, as applicable, deliver to its shareholders periodic reports including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

      (o) Licensing and Compliance. The Company and the Sales Agent covenant that any persons employed or retained by them to provide sales support or wholesaling services in support of Ameriprise or its clients shall be licensed in accordance with all applicable laws, will comply with all applicable federal and state securities laws and regulations, and will use only sales literature approved and authorized by the Company, the Sales Agent and Ameriprise.

      (p) Reimbursement Policy. The Company, the Sales Agent and any agents of either, including any wholesalers, shall comply with Ameriprise's wholesaler reimbursement policy as communicated to the Sales Agent, as amended from time to time in Ameriprise's sole discretion provided such policy complies with the rules and regulations of the NASD.

      (q) Trade Names and Trademarks. The Company, the Sales Agent and the Advisor may not use Ameriprise's trade name or any trade name, trademark or service mark or logo of Ameriprise or any person or entity controlling, controlled by, or under common control with Ameriprise without Ameriprise's prior written consent.

      5. Covenants of Ameriprise. Ameriprise covenants and agrees with the Company as follows:

      (a) Compliance with Laws. Ameriprise confirms that it is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith in connection with the offering of the Shares contemplated by this Agreement.

      (b) Accuracy of Information. No information supplied by Ameriprise for use in the Registration Statement will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.

      (c) No Additional Information. Ameriprise will not give any information or make any representation in connection with the offering of the Shares other than that contained in the Prospectus, the Registration Statement, the Company's filings under the Act or the Exchange Act or the advertising and supplemental sales material contemplated by this Agreement.

      (d) Sale of Shares. Ameriprise shall solicit purchasers of the Shares only in the jurisdictions in which Ameriprise has been advised by the Company that such solicitations can be made and in which Ameriprise is qualified to so act. Ameriprise shall only solicit purchasers whom Ameriprise reasonably believes satisfy the applicable suitability standards in effect for the Offering of which the Company shall have advised Ameriprise in writing.

      (e) Broker-Dealer Matters. Ameriprise represents and warrants to the Company that (i) Ameriprise is a member in good standing of the NASD, (ii) Ameriprise is licensed as a broker-dealer in all fifty states, Puerto Rico and the District of Columbia, and (iii) independent contractors and registered representatives acting on behalf of Ameriprise have the appropriate license(s) to sell the Shares.

      6. Payment of Expenses.

      (a) Expenses. Whether or not the transactions contemplated in this Agreement are consummated or if this Agreement is terminated, the Company will pay, in addition to the compensation described in Section 3(d) (which Ameriprise may retain up to the point of termination unless this agreement is terminated without any Shares being sold, in which case no such compensation shall be paid), all fees and expenses incurred in connection with the formation, qualification and registration of the Company and in marketing, distributing and processing the Shares under applicable Federal and state law, and any other fees and expenses actually incurred and directly related to the offering and sale of the Shares and Ameriprise's other obligations under this Agreement, including such fees and expenses as: (i) the preparing, printing, filing and delivering of the Registration Statement (as originally filed and all amendments thereto) and of any preliminary prospectus and of the Prospectus and any amendments thereof or supplements thereto and the preparing and printing of this Agreement and Order Forms, including the cost of all copies thereof and any financial statements or exhibits relating to the foregoing supplied to Ameriprise in quantities reasonably requested by Ameriprise; (ii) the preparing and printing of the solicitation material and related documents and the filing and/or recording of such certified certificates or other documents necessary to comply with the laws of the State of Maryland for the formation of a corporation and thereafter for the continued good standing of a Company; (iii) the issuance and delivery of the Shares, including any transfer or other taxes payable thereon;
(iv) any escrow arrangements in connection with the transactions described herein, including any compensation or reimbursement to an escrow agent for its services as such; (v) the qualification or registration of the Shares under state securities or "blue sky" laws; (vi) the filing fees payable to the Commission and to the NASD; (vii) the preparation and printing of advertising material in connection with and relating to the Offering, including the cost of all sales literature and investor and broker-dealer sales and information meetings; (viii) the cost and expenses of counsel and accountants of the Company; and (ix) any other expenses of issuance and distribution of the Shares.

      (b) Sales Incentive Programs. Subject to the satisfactory completion of any regulatory reviews and examinations which may be required, the prior review and approval and the rules of the NASD (including Rule 2710 (c)(6)(B)(xiii)) and approval by the Company or the Advisor, the Company, the Advisor and affiliates of the Advisor may establish sales incentive programs for Ameriprise's associated persons only. Sales incentives will be deemed to be additional compensation. The aggregate value of incentives paid directly to an individual associated person during the Offering will not exceed $100 in any given year.

      (c) Limitation. Notwithstanding the foregoing, the total compensation paid to Ameriprise from any source in connection with the Offering pursuant to
Section 3(d) hereof and this Section 6 shall not exceed the limitations prescribed by the NASD. The Company and Ameriprise agree to monitor the payment of all fees and expense reimbursements to assure that the NASD limitations are not exceeded.

      7. Conditions of Ameriprise's Obligations. Ameriprise's obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, to the performance by the Company of its obligations hereunder and to the following terms and conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 P.M., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by Ameriprise and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with and no stop order or similar order shall have been issued or proceedings therefor initiated or threatened by any state securities authority in any jurisdiction in which the Company intends to offer Shares (except in the Designated Jurisdictions).

      (b) Closings. The Company, the Advisor and the Sales Agent will deliver or cause to be delivered to Ameriprise, as a condition of Ameriprise's obligations hereunder, those documents as described in this Section 7 as of the date hereof and on or before the fifth business day following the filing of a Periodic Prospectus Supplement or an Annual Post-Effective Amendment (each such date, a "Documented Closing Date").

      (c) Opinion of Counsel. Ameriprise shall receive the favorable opinion of Clifford Chance US LLP, counsel for the Company, dated as of the date hereof or as of each Documented Closing Date, addressed to Ameriprise substantially to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own its assets and conduct its business as described in the Registration Statement and the Prospectus;

            (ii) based on certificates from public officials, such counsel confirms that the Company is in good standing and qualified to do business in each state set forth on Exhibit A thereto;

            (iii) the Shares have been duly authorized and, after being duly issued and sold in accordance with the terms set forth in the Registration Statement, will be validly issued, fully paid and non-assessable; no holder of Shares will be subject to personal liability under the MGCL for the obligations of the Company solely by reason of being a holder of Shares; the Shares are not subject to the preemptive rights of any stockholder of the Company under the Company's Articles of Incorporation ("Articles") or Bylaws ("Bylaws") or the MGCL, and all corporate action required to be taken by the Company for the authorization, issue and sale of the Shares has been validly taken;

            (iv) each of the Sales Agency Agreement, the Advisory Agreement and this Agreement has been duly authorized, executed and delivered by or on behalf of the Company, and each of the Sales Agency Agreement, the Advisory Agreement and this Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (A) as enforcement thereof may be subject to bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws relating to creditors' rights generally including, without limitation, applicable fraudulent conveyance and transfer laws, (B) as enforcement thereof may be affected by principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing whether considered at law or in equity, (C) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought, and (D) to the extent that the enforceability of the indemnification and contribution provisions may be limited by federal or state securities laws or the public policy underlying such laws;

            (v) the Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date, complied as to form in all material respects with the requirements for registration on Form S-11 under the Securities Act and the rules and regulations of the Commission thereunder, it being understood, however, that such counsel expresses no opinion with respect to Regulation S-T or the financial statements, schedules or other financial or accounting data, included in, or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, such counsel has assumed that the statements made in the Registration Statement and the Prospectus are correct and complete;

            (vi) the Registration Statement filed under Form 8-A pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "8-A Registration Statement") complied as to form, when so filed, in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. For purposes of this paragraph, such counsel has assumed that the statements made in the 8-A Registration Statement are correct and complete;

            (vii) to the knowledge of such counsel, the Company is not a party to any agreement that would require the inclusion in the Registration Statement and the Prospectus of shares owned by any person or entity;

            (viii) to the knowledge of such counsel, there is no litigation or governmental proceeding pending against the Company which is required to be described in the Registration Statement but which is not described in the Registration Statement; and no consent, approval, authorization, registration, qualification, license or order of any New York or federal court, regulatory or other governmental agency or body or under the MGCL is required in connection with the execution and delivery of, or the consummation by the Company of the transactions contemplated by, the Sales Agency Agreement, this Agreement or the Registration Statement and the Prospectus, except such as may be necessary under New York "blue sky" or securities laws in connection with the Offering or such as may have been previously obtained;

            (ix) neither the execution and delivery by the Company of the Sales Agency Agreement, this Agreement or the Advisory Agreement nor compliance by the Company with the terms and provisions thereof will, and consummation by the Company of the transactions contemplated by the Sales Agency Agreement, this Agreement and by the Prospectus do not and will not, conflict with or result in a breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would constitute a default) under the Articles or Bylaws, or any New York or federal statute, law, regulation or rule known to such counsel to be binding on the Company, or of any decree, judgment or order known to such counsel to be binding on the Company, or any contract, agreement, indenture, mortgage, deed of trust, lease or sublease, agreement or other arrangement identified to us in an officer's certificate (which officer's certificate purports to identify all agreements to which the Company is a party, or to which any of the Company's properties is subject, the breach of or default under which would have a Material Adverse Effect);

            (x) to the knowledge of such counsel, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed;

            (xi) the statements in the Prospectus under the captions "Risk Factors-The limit on the number of shares of CPA(R):16 - Global a person may own may discourage a takeover," "Risk Factors - Maryland law could restrict change in control," "Risk Factors-Our articles of organization permit our board of directors to issue stock with terms that may subordinate the rights of the holders of our current common stock or discourage a third party from acquiring us," "Description of Shares," and "Management Compensation," insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects;

            (xii) the Company is not required to register as an investment company as that term is defined in the Investment Company Act of 1940, and will not be so required to register upon completion of the Offering contemplated by this Agreement and the application of the net proceeds of the offering as described in the Prospectus;

            (xiii) commencing with the Company's taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed method of operation (as described in the Registration Statement, the Prospectus and in a certificate of representations executed by the Company and the Advisor) will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code; and

            (xiv) the descriptions of the law and legal conclusions contained in the Registration Statement under the caption "United States Federal Income Tax Considerations" to the extent they describe applicable United States federal income tax laws are correct in all material respects.

      In addition, such counsel shall state that, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Registration Statement and Prospectus, such counsel has reviewed the Registration Statement and the Prospectus, and has communicated with officers and other representatives of the Company and the independent public accountants for the Company with respect to the contents of the Registration Statement and the Prospectus and related matters. Such counsel has also reviewed and relied upon certain corporate records and documents, letters from counsel and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments to them, except as set forth in subparagraph (xi) above, such counsel shall state that, based on the foregoing, nothing came to such counsel's attention that leads such counsel to believe that the Registration Statement, at the time it initially became effective or at the time that any post-effective amendment thereto became effective, contained at such times an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel expresses no belief as to financial statements and related notes and schedules and other financial or accounting data included therein or omitted therefrom), or that the Prospectus, as of its date, or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel expresses no belief as to financial statements and related notes and schedules and other financial or accounting data included therein or omitted therefrom).

      In rendering the opinions set forth above, counsel may rely, as to matters of law of states other than New York and the MGCL, upon the opinions of other counsel, in each case satisfactory in form and substance to Ameriprise and counsel shall state such opinions are satisfactory in form and scope to them and that they believe Ameriprise may rely on them, and as to matters of fact, upon communications, statements and certificates from public officials, and certifications and statements from officers of the Company. In addition, in making the statement of its belief set forth in the immediately preceding paragraph, such counsel may assume the accuracy of the matters set forth in the opinion of Reed Smith LLP delivered pursuant to Section 7(d).

      (d) Opinion of Counsel. Ameriprise shall receive the favorable opinion of Reed Smith LLP, real estate counsel for the Company, dated as of the date hereof or as of each Documented Closing Date, addressed to Ameriprise substantially to the effect that:

            (i) The statements under the headings "Description of the Properties," "Description of Other Investments" and "Risk Factors - Risks Related to Our Operations - Potential liability for environmental matters could adversely affect our financial condition" in the Registration Statement and Prospectus (collectively, the "Reviewed Portions of the Registration Statement and the Prospectus"), insofar as they purport to describe or summarize contracts, agreements, statutes, regulations or other legal documents, are accurate descriptions or summaries of such contracts, agreements, documents, statutes, rules and regulations; and

            (ii) Such counsel has reviewed the Reviewed Portions of the Registration Statement and the Prospectus and participated in the preparation of the Reviewed Portions of the Registration Statement and the Prospectus and in discussions with officers, directors, employees and other representatives of the Company at which the contents of the Reviewed Portions of the Registration Statement and the Prospectus and related matters were discussed and no facts have come to our attention that would cause us to believe that the statements in the Reviewed Portions of the Registration Statement and the Prospectus at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the statements in the Reviewed Portions of the Prospectus as of its date or the date of this opinion contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel expresses no belief as to financial data included in or omitted from the Reviewed Portions of the Registration Statement and the Prospectus and such counsel expresses no belief as to any portions of the Registration Statement or Prospectus other than the Reviewed Portions of the Registration Statement and the Prospectus).

      (e) Accountant's Letter. On the date hereof, Ameriprise shall have received from PricewaterhouseCoopers LLP a comfort letter, in form and substance reasonably satisfactory to Ameriprise in all material respects.

      (f) Update of Accountant's Letter. Ameriprise shall receive from PricewaterhouseCoopers LLP, dated as of such Documented Closing Date, a comfort letter, in form and substance reasonably satisfactory to Ameriprise in all material respects, provided that (i) the specified date referred to in such subsection shall be a date not more than five days prior to each such Documented Closing Date, (ii) such comfort letter shall cover the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q (the "Most Recent Periodic Report") as well as the Registration Statement and Prospectus, as amended and supplemented through the date of the Periodic Prospectus Supplement or Annual Post-Effective Amendment that triggers such Documented Closing Date (the "Current Filing"), and (iii) if financial statements or financial information of any other entity are included in the Most Recent Periodic Report or Current Filing, the comfort letter to be received by Ameriprise shall also cover such financial statements or financial information.

      (g) Opinion of Counsel. Ameriprise shall receive the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Advisor, dated as of the date hereof or as of each Documented Closing Date, addressed to Ameriprise substantially to the effect that:

            (i) The Advisor is validly existing as a corporation and in good standing under the laws of the State of Delaware.

            (ii) Each of this Agreement and the Advisory Agreement has been duly executed and delivered by or on behalf of the Advisor and is a legal, valid and binding agreement of the Advisor enforceable against the Advisor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity and, as to rights of indemnification or contribution, as may be limited by principles of public policy or applicable laws related thereto.

      (h) Opinion of Counsel. Ameriprise shall receive the favorable opinion of Goodwin Procter LLP, counsel for the Sales Agent, dated as of the date hereof or as of each Documented Closing Date, addressed to Ameriprise substantially to the effect that:

            (i) The Sales Agent is validly existing as a corporation limited liability company and in good standing under the laws of the State of Delaware.

            (ii) The Shares have been duly authorized and, when duly issued and delivered in accordance with the terms set forth in the Sales Agency Agreement and this Agreement against payment of the consideration described therein, will be validly issued, fully paid and non-assessable.

            (iii) Each of the Sales Agency Agreement and this Agreement has been duly authorized, executed and delivered by the Sales Agent.

            (iv) The Registration Statement is effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act.

      (i) Stop Orders. On the Effective Date and during the Effective Term no order suspending the sale of the Shares in any jurisdiction (except the Designated Jurisdictions) nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.

      (j) Information Concerning the Advisor. On the date hereof, Ameriprise shall receive a letter dated the date hereof from the Advisor, confirming that:
(1) the Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid agreement of the Advisor enforceable in accordance with its terms; (2) the execution and delivery of the Advisory Agreement, the consummation of the transactions therein contemplated and compliance with the terms of the Advisory Agreement by the Advisor will not conflict with or constitute a default under its articles of incorporation or bylaws or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Advisor is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Advisor, or any of its property; (3) no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Advisory Agreement by the Advisor, or for the consummation of the transactions contemplated thereby; and
(4) the Advisor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the nature of its business would make such qualification necessary.

      (k) Confirmation. As of the date hereof and at each Documented Closing Date, as the case may be:

            (i) the representations and warranties of each of the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC in the Agreement shall be true and correct with the same effect as if made on the date hereof or the Documented Closing Date, as the case may be, and each of the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC have performed all covenants or conditions on their part to be performed or satisfied at or prior to the date hereof or respective Documented Closing Date;

            (ii) the Registration Statement (and any amendments or supplements thereto) does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus (and any amendments or supplements thereto) does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (iii) there shall have been no material adverse change in the business, properties, prospects or condition (financial or otherwise) of the Company subsequent to the date of the balance sheets provided in the Registration Statement and the Prospectus; and

            (iv) since the date hereof, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth.

Ameriprise shall receive a certificate dated the date hereof and each Documented Closing Date, as the case may be, confirming the above.

If any of the conditions specified in this Agreement shall not have been fulfilled when and as required by this Agreement, all Ameriprise's obligations hereunder and thereunder may be canceled by Ameriprise by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Sections 3(d), 6, 8, 9 and 10 of this Agreement. All certificates, letters and other documents referred to in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Ameriprise and Ameriprise's counsel. The Company will furnish Ameriprise with conformed copies of such certificates, letters and other documents as Ameriprise shall reasonably request.

      8. Indemnification.

      (a) Indemnification by the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC. The Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC, jointly and severally, agree to indemnify, defend and hold harmless Ameriprise and each person, if any, who controls Ameriprise within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees and agents from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon:

            (i) any untrue or alleged untrue statement of a material fact contained: (i) in the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented) or any related preliminary prospectus; (ii) in any application or other document (in this Section 8 collectively called "application") executed by the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC or based upon information furnished by the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC and filed in any jurisdiction in order to qualify the Shares under the securities laws thereof, or in any amendment or supplement thereto; or (iii) in the Company's periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K; provided however that none of the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC by Ameriprise expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be;

            (ii) the omission or alleged omission from (i) the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented); (ii) any applications; or (iii) the Company's periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K, of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided however that none of the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by Ameriprise expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be;

            (iii) any untrue statement of a material fact or alleged untrue statement of a material fact contained in any supplemental sales material (whether designated for broker-dealer use or otherwise) approved by the Company for use by Ameriprise or any omission or alleged omission to state therein a material fact required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Prospectus delivered therewith not misleading;

            (iv) any communication regarding the annual valuation of the Shares provided by or on behalf of the Company; and

            (v) the breach by the Company, the Sales Agent, the Advisor, W.P. Carey & Co. LLC, or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of this Agreement.

      Notwithstanding the foregoing, the Company and the Advisor shall not indemnify Ameriprise for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

      (b) Indemnification by Ameriprise. Subject to the conditions set forth below, Ameriprise agrees to indemnify and hold harmless each of the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC, each of its directors and trustees, those of its officers who have signed the Registration Statement and each other person, if any, who controls the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC but only with respect to an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement (as from time to time amended or supplemented) or Prospectus, or any related preliminary prospectus, or any application made in reliance upon or, in conformity with, written information furnished by Ameriprise expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto, or in any related preliminary prospectus or in any of such applications.

      (c) Procedure for Making Claims. Each indemnified party shall give prompt notice to each indemnifying party of any claim or action (including any governmental investigation) commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. The indemnifying party, jointly with any other indemnifying parties receiving such notice, shall assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      The indemnity agreements contained in this Section 8 and the warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any termination of this Agreement. An indemnifying party shall not be liable to an indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. The Company agrees promptly to notify Ameriprise of the commencement of any litigation or proceedings against the Company in connection with the issue and sale of the Shares or in connection with the Registration Statement or Prospectus.

      (d) Contribution. Subject to the limitations set forth in Section 8(a) hereof and in order to provide for just and equitable contribution where the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, except by reason of the terms thereof, the Company, the Sales Agent, the Advisor and W.P. Carey

& Co. LLC on the one hand and Ameriprise on the other shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC on the one hand and Ameriprise on the other from the Offering based on the public offering price of the Shares sold and the Selling Commissions received by Ameriprise with respect to such Shares sold. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to above but also the relative fault of the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC on the one hand and Ameriprise on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Sales Agent, the Advisor and W.P. Carey & Co. LLC on the one hand and Ameriprise on the other shall be deemed to be in the same proportion as (a) the sum of (i) the aggregate net compensation retained by the Company, the Sales Agent and the Advisor and their affiliates for the purchase of Shares and (ii) total proceeds from the Offering (net of commissions paid to Ameriprise but before deducting expenses) received by the Company bears to (b) the net commissions, marketing support fees, due diligence expense reimbursements and any other compensation retained by Ameriprise. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Sales Agent, the Advisor or W.P. Carey & Co. LLC on the one hand or Ameriprise on the other. The Company agrees with Ameriprise that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation, or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Ameriprise shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares subscribed for through Ameriprise were offered to the subscribers exceeds the amount of any damages which Ameriprise has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Further, in no event shall the amount of Ameriprise's contribution to the liability exceed the net commissions, marketing support fees, due diligence expense reimbursements and any other compensation retained by Ameriprise from the proceeds of the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or Section 10(b) of the Exchange Act, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person that controls Ameriprise within the meaning of Section 15 of the Securities Act shall have the same right to contribution as Ameriprise, and each person who controls the Company within the meaning of
Section 15 of the Securities Act shall have the same right to contribution as the Company.

      9. Representations and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates shall remain operative and in full force and effect regardless of any investigation made by any party, and shall survive the Termination Date.

      10. Effective Date, Term and Termination of this Agreement.

      (a) This Agreement shall become effective as of the date it is executed by all parties hereto. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving 30 days' prior written notice to the other parties.

      (b) Additionally, Ameriprise shall have the right to terminate this Agreement at any time during the Effective Term without liability of any party to any other party except as provided in Section 10(d) hereof if: (i) any representations or warranties hereunder shall be found to have been incorrect; or (ii) the Company shall fail, refuse or be unable to perform any condition of its obligations hereunder, or (iii) the Prospectus shall have been amended or supplemented despite Ameriprise's objection to such amendment or supplement as provided in subsection (a) of Section 2 hereof, or (iv) all trading on the New York Stock Exchange or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading generally shall have been fixed, or maximum ranges for prices for all securities shall have been required, on the New York Stock Exchange or the American Stock Exchange by such exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (v) the United States shall have become involved in a war or major hostilities or a material escalation of hostilities or acts of terrorism involving the United States or other national or international calamity or crisis (other than hostilities including Iraq and Afghanistan); or (vi) a banking moratorium shall have been declared by a state or federal authority or person; or (vii) the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will in Ameriprise's good faith opinion make it inadvisable to proceed with the offering and sale of the Shares; or (viii) there shall have been, subsequent to the dates information is given in the Registration Statement and the Prospectus, such change in the business, properties, affairs, condition (financial or otherwise) or prospects of the Company whether or not in the ordinary course of business or in the condition of securities markets generally as in Ameriprise's good faith judgment would make it inadvisable to proceed with the offering and sale of the Shares, or which would materially adversely affect the operations of the Company.

      (c) If this Agreement shall be terminated for reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement to be performed or satisfied by them pursuant to Section 7 hereof, Ameriprise may elect to terminate this Agreement without liability of any party to any other party except as provided in Section 10(d) hereof.

      (d) In the event this Agreement is terminated by any party pursuant to Sections 10(a), 10(b) or 10(c) hereof, the Company shall pay all expenses of the Offering as required by Section 6 hereof and no party will have any additional liability to any other party except for any liability which may exist under Sections 3(d) and 8 hereof. In no event will the Company be liable to reimburse Ameriprise for expenses other than Ameriprise's actual and reasonable out-of-pocket expenses.

      (e) If Ameriprise elects to terminate this Agreement as provided in this
Section 10, Ameriprise shall notify the Company promptly by telephone or facsimile with confirmation by letter. If the Company elects to terminate this Agreement as provided in this Section 10, the Company shall notify Ameriprise promptly by telephone or facsimile with confirmation by letter.

      11. Notices.

      (a) All communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Sales Agent shall be mailed, or personally delivered, to 50 Rockefeller Plaza, New York, New York 10020, if sent to Ameriprise shall be mailed, or personally delivered, to 570 Ameriprise Financial Center, Minneapolis, MN 55474 and if sent to the Company, the Advisor or W.P. Carey & Co. LLC shall be mailed, or personally delivered, to 50 Rockefeller Plaza, New York, New York 10020, Attention: Chief Executive Officer, with a copy to General Counsel.

      (b) Notice shall be deemed to be given by any respective party to any other respective party when it is mailed or personally delivered as provided in subsection (a) of this Section 11.

      12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon Ameriprise, the Company, the Advisor and W.P. Carey & Co. LLC, and the controlling persons, trustees, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. Notwithstanding the foregoing, this Agreement may not be assigned without the consent of the parties hereto.

      13. Construction. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements to be made and performed entirely within such state.

      14. Finders' Fees. Ameriprise shall have no liability for any finders' fees owed in connection with the transactions contemplated by this Agreement.

      15. Severability. Any provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

      16. Additional Offerings. The terms of this Agreement may be extended to cover additional offerings of shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms "Shares", "Offering", "Registration Statement" and "Prospectus" set forth herein shall be deemed to be amended as set forth in such addendum.

      If the foregoing correctly sets forth the parties' understanding, please so indicate in the space provided on the attached page for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                     CORPORATE PROPERTY ASSOCIATES 16 -
                                     GLOBAL INCORPORATED

                                     By: /s/ Mark J. DeCesaris
                                     Name: Mark J. DeCesaris
                                     Its: Managing Director and Acting Chief
                                     Financial Officer

                                     CAREY FINANCIAL LLC

                                     By: /s/ Susan C. Hyde
                                     Name: Susan C. Hyde
                                     Its: Managing Director and Secretary

                                     CAREY ASSET MANAGEMENT CORP.

                                     By: /s/ Donna M. Neiley
                                     Name: Donna M. Neiley
                                     Its: Senior Vice President

                                     W.P. CAREY & CO. LLC

                                     By: /s/ Mark J. DeCesaris
                                     Name: Mark J. DeCesaris
                                     Its: Managing Director and Acting Chief
                                     Financial Officer

Accepted as of the Date first above Written:

AMERIPRISE FINANCIAL SERVICES, INC.

By: /s/ Frank A. McCarthy
Name: Frank A. McCarthy
Its: Vice President and General Manager

                    Selected Dealer Agreement Signature Page

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
                      ADDENDUM TO SELECTED DEALER AGREEMENT

      The following reflects the Dealer Fee as agreed upon between Corporate Property Associates 16 - Global Incorporated (the "Company") and Ameriprise Financial Services, Inc. ("Ameriprise"), effective March 27, 2006.

      Each calendar year, Ameriprise shall receive a dealer fee (the "Dealer Fee"), of up to two percent of the full price of each share of the Company's common stock sold by Ameriprise as provided in the Selected Dealer Agreement, dated March 27, 2006.

      Eligibility to receive the Dealer Fee is conditioned upon Ameriprise's compliance with one or more of the following conditions:

      1. Ameriprise has and uses internal marketing communications vehicle(s) to promote the Company. Vehicles may include, but are not restricted to, newsletters, conference calls, cassette tapes, internal mail, etc.;

      2. Ameriprise will respond to investors' inquiries concerning monthly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, the financial status of the Company and the real estate markets in which the Company has invested;

      3. Ameriprise will assist investors with reinvestments and redemptions; and/or

      4. Ameriprise will provide other services requested by investors from time to time and will maintain the technology necessary to adequately service investors.

      IN WITNESS WHEREOF, the parties have executed this Addendum on the date and year shown above.

AMERIPRISE:                                COMPANY:

AMERIPRISE FINANCIAL SERVICES, INC.        CORPORATE PROPERTY ASSOCIATES 16 -
                                           GLOBAL INCORPORATED

By: /s/ Frank A. McCarthy                  By: /s/ Mark J. DeCesaris

Name: Frank A. McCarthy                    Name: Mark J. DeCesaris

Title: Vice President and General Manager  Title: Managing Director and Acting
                                           Chief  Financial Officer

                            Addendum Signature Page

                                    EXHIBIT A

                             SALES AGENCY AGREEMENT